Exhibit 10.22
Second Amendment to Intercompany Services & Cost Allocation Agreement
This Second Amendment (“Second Amendment”) to the RFB Interests, Inc. dba TWFG Intercompany Services & Cost Allocation Agreement (“Agreement”) is made and entered into this _1st_ day of June, 2022, by and among TWFG Holding Company, LLC as successor of RFB Interests, Inc. DBA The Woodlands Financial Group (“TWFG”) and its subsidiaries (each an “Affiliate” and together the “Affiliates”) as identified in the Intercompany Agreement and in the signature block below.
WHEREAS, TWFG and Affiliates previously entered into the Agreement dated October 1, 2017 with an effective date of January 1, 2017;
WHEREAS, the Agreement was amended February 3, 2020 to add Evolution Agency Management, LLC as Affiliate and to reflect the change of name of TWFG;
WHEREAS, TWFG formed TWFG CA Premium Finance Company, a California corporation and wholly-owned subsidiary of TWFG, on or around April 12, 2022.
WHEREAS, TWFG acquired PSN Business Processing, Inc., a Philippine corporation and wholly-owned subsidiary of TWFG, on or around May 4, 2022.
WHEREAS, the parties wish to amend the Agreement.
NOW, THEREFORE in consideration of the mutual representations, agreements, and promises herein contained, the parties hereto agree as follows:
1.The Agreement is amended to add TWFG CA Premium Finance Company as an Affiliate of TWFG and a party to the Agreement, effective April 12, 2022.
2.The Agreement is amended to add PSN Business Processing, Inc. as an Affiliate of TWFG and a party to the Agreement, effective May 4, 2022.
IN WITNESS WHEREOF, TWFG and the below-named Affiliates, though their duly authorized representatives, execute this Second Amendment.

TWFG Holding Company, LLC		Affiliates:
By:	/s/ Richard F. Bunch III	TWFG CA Premium Finance Company
Name: Richard F. Bunch III		By:	/s/ Richard F. Bunch III
Title: President		Name: Richard F. Bunch III
Title: President

PSN Business Processing, Inc.
		By:	/s/ Richard F. Bunch III
Name: Richard F. Bunch III
Title: President